SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 25, 2018 (the “Amendment Effective Date”), RLJ Lodging Trust (the “Company”), as parent guarantor, and RLJ Lodging Trust, L.P. (the “Operating Partnership”), as borrower, entered into (i) a Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”) among the Company, the Operating Partnership, certain subsidiaries of the Company party thereto, Wells Fargo Bank, National Association, (“Wells Fargo”), as administrative agent and a lender, and the other lenders party thereto and (ii) a Sixth Amendment to Term Loan Agreement (the “Sixth Amendment,” and together with the Second Amendment, the “Amendments”) among the Company, the Operating Partnership, certain subsidiaries of the Company party thereto, Wells Fargo, as administrative agent and a lender, and the other lenders party thereto.  The Second Amendment amends that certain Second Amended and Restated Credit Agreement, dated as of April 22, 2016, among the Company, the Operating Partnership, Wells Fargo, as administrative agent and a lender, and the other lenders party thereto (as amended prior to the Amendment Effective Date, the “Credit Agreement”), which provides for (x) an up to $600 million revolving credit facility with a scheduled maturity date of April 22, 2020, (y) a $400 million unsecured term loan with a scheduled maturity date of March 20, 2019 (the “Tranche A-1 Term Loan”) and (z) a $400 million unsecured term loan with a scheduled maturity date of April 22, 2021. The Sixth Amendment amends that certain Term Loan Agreement, dated as of November 20, 2012, among the Company, the Operating Partnership, Wells Fargo, as administrative agent and a lender, and the other lenders party thereto (as amended prior to the Amendment Effective Date, the “Term Loan Agreement”), which provides for a $225 million unsecured term loan with a scheduled maturity date of November 20, 2019 (the “$225M Term Loan,” and together with the Tranche A-1 Term Loan, the “Recast Term Loans”).

The Amendments provide, among other things, for:

•                  the scheduled maturity date of each of the Recast Term Loans to be extended to January 25, 2023; and

•                  the interest rate applicable to outstanding amounts under each of the Recast Term Loans to be reduced to, subject to certain exceptions, a per annum rate, at the Operating Partnership’s election, of (a) LIBOR plus a margin ranging from 145 to 220 basis points (in lieu of (i) in the case of Tranche A-1 Term Loan, the previous range of 155 to 230 basis points and (ii) in the case of the $225M Term Loan, the previous range of 205 to 300 basis points) or (b) a base rate plus a margin ranging from 45 to 120 basis points (in lieu of (i) in the case of Tranche A-1 Term Loan, the previous range of 55 to 130 basis points and (ii) in the case of the $225M Term Loan, the previous range of 105 to 200 basis points), in each case, with the margin depending on the total leverage ratio of the Company and its subsidiaries.

The Amendments also provide that, in the event that the Company’s or the Operating Partnership’s long-term senior unsecured non-credit enhanced debt receives an investment grade credit rating, following the Operating Partnership’s election, outstanding amounts under each of the Recast Term Loans will bear interest, subject to certain exceptions, at a per annum rate, at the Operating Partnership’s election, of (a) LIBOR plus a margin ranging from 90 to 175 basis points or (b) a base rate plus a margin ranging from 0 to 75 basis points, in each case, with the margin determined according to such credit rating then in effect.

Except as amended by the Second Amendment, the remaining terms of the Credit Agreement remain in full force and effect, and, except as amended by the Sixth Amendment, the remaining terms of the Term Loan Agreement remain in full force and effect. The foregoing summary of the Amendments does not purport to be complete is qualified in its entirety by reference to the Second Amendment and the Sixth Amendment, copies of which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K regarding the amendments to the Company’s credit facilities is incorporated into this Item 2.03 by reference.

Item 8.01. Other Events

On the Amendment Effective Date, the Company, as parent guarantor, and the Operating Partnership, as borrower, also entered into an amendment in respect of the Term Loan Agreement, dated as of December 22, 2014 (as amended prior to the Amendment Effective Date, the “Capital One Term Loan Agreement”), by and among the Company, the Operating Partnership, Capital One, National Association, as administrative agent and a lender, and the other lenders party thereto, which provides for a $150 million unsecured term loan with a scheduled maturity date of January 22, 2022 (the “$150M Term Loan”). Among other things, the amendment to the Capital One Term Loan Agreement reduces the interest rate applicable to outstanding amounts under the $150M Term Loan to a per annum rate equal to the rate described above in respect of the Recast Term Loans.

Item 9.01.                Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1

Second Amendment to Second Amended and Restated Credit Agreement, dated January 25, 2018, by and among RLJ Lodging Trust, RLJ Lodging Trust, L.P., certain subsidiaries of RLJ Lodging Trust party thereto, Wells Fargo Bank, National Association, as administrative agent and a lender, and the other lenders party thereto

10.2

Sixth Amendment to Term Loan Agreement, dated January 25, 2018, by and among RLJ Lodging Trust, RLJ Lodging Trust, L.P., certain subsidiaries of RLJ Lodging Trust party thereto, Wells Fargo Bank, National Association, as administrative agent and a lender, and the other lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: January 31, 2018	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel